UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 28, 2007

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction	(Commission File Number) of incorporation)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement;

See Item 2.03

Item 2.01 Completion of Acquisition or Disposition of Assets.

          On February 28, 2007, Cord Blood America, Inc., Florida corporation (the “Company”), completed the acquisition of specific assets from CorCell, Inc., a Delaware corporation, for the aggregate purchase price of $1,841,308.13 in cash and $1,761,077.66 value paid in common restricted shares of the company. The Acquisition related to the existing customer samples owned by CorCell, Inc. and associated with the operations of CorCell, Inc., which predominantly is the current customer base and revenues. Copies of the Agreements are attached hereto as Exhibits 10.119-10.131, and reference agreements filed with the Commission on October 18, 2006, Exhibits 10.72-10.89.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 1, 2007 Cord Blood America, Inc. (the “Company”) entered into a Promissory Note with CorCell, Inc. (“Subscriber”). Pursuant to the Promissory Note, the Company (i) issued to Subscriber a Promissory Note bearing interest at the rate of 10.5% with an aggregate principal amount of $250,000 and the Promissory Note is due 4 months from the date of issuance, unless redeemed prior thereto by Subscriber.  The Promissory Note also is subject to acceleration upon an event of default, as defined in the note. Pursuant to Promissory Note, the Subscriber was granted 1,666,667 restricted common  shares of the Company as collateral. The Promissory Note is attached hereto as exhibit 10.117 and incorporated by reference.

On March 1 2007, Cord Blood America, Inc. (the “Company”) entered into a Convertible Note with CorCell, Inc. (“Subscriber”). Pursuant to the Convertible Note, the Company (i) issued to Subscriber a Promissory Note bearing interest at the rate of 9% with an aggregate principal amount of $212,959.13 and the Promissory Note is due 6 months from the date of issuance, unless redeemed prior thereto by Subscriber. The Promissory Note also is subject to acceleration upon an event of default, as defined in the note. Pursuant to Promissory Note, at the option of the Subscriber,  the Convertible Note may be converted into common restricted shares at $0.101 per share, with possible adjustment.  The Convertible Note is attached hereto as exhibit 10.118 and incorporated by reference.

Item 8.01. Other Events

On March 5, 2007, Cord Blood America Inc. publicly disseminated a press release announcing the completion of the asset purchase of CorCell, Inc. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.38 hereto.

ITEM 9.01  Financial Statements and Exhibits

10.117	Exhibit F - Promissory Note – CorCell Inc.
10.118	Exhibit G - Convertible Note – CorCell, Inc.
10.119	Certificate of Modified Disclosure Schedules
10.120	Amendment and Modification To Existing Samples Purcahse Agreement
10.121	Exhibit B – Assignment and Assumption Agreement
10.122	Exhibit A - Bill of Sale
10.123	Certificate of Chief Executive Officer of CBAI

10.124	Exhibit H - Certificate of Calculation of Purchase Price Adjustment

10.125	Certificate of the President of CorCell

10.126	Exhibit E - Guaranty of Vita34
10.127	Opinion of Counsel – Dilworth Paxson
10.128	CorCell Inc., Secretary Certificate
10.129	Opinion of Counsel – Shaub Williams
10.130	Exhibit A - Officer’s Certificate of Cord Blood America
10.131	Exhibit B - Capitalization of CBAI
99.38	Press Release Dated March 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
By:	Matthew L. Schissler
Matthew L. Schissler,
Chief Executive Officer

Date:    March 7, 2007